               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 MINERALS TECHNOLOGIES INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                                      Minerals Technologies Inc.
                                                      The Chrysler Building
                                                      405 Lexington Avenue
                                                      New York, NY 10174-1901

[MINERALS TECHNOLOGIES LOGO]                          --------------------------

                                                      PAUL R. SAUERACKER
                                                      President and
                                                      Chief Executive Officer


                                                                  March 30, 2001

Dear Fellow Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Minerals Technologies Inc., which will be held on Thursday, May 24, 2001, at 2:00 p.m., in the J. P. Morgan Chase & Co. Building, 11th floor, Room C, 270 Park Avenue (between 47th and 48th Streets), New York, New York 10017.

    At this year's meeting, you will be asked to consider and to vote upon the election of two directors. Your Board of Directors unanimously recommends that you vote FOR the nominees.

    You will also be asked to ratify the appointment of KPMG LLP as our independent auditors for the 2001 fiscal year. The Board continues to be pleased with the services KPMG LLP has rendered to Minerals Technologies, and unanimously recommends that you vote FOR this proposal.

    You will also be asked to ratify the adoption of the Minerals Technologies Inc. 2001 Stock Award and Incentive Plan. The Board unanimously recommends that you vote FOR this proposal.

    The three items upon which you will be asked to vote are discussed more fully in the Proxy Statement. I urge you to read the Proxy Statement completely and carefully so that you can vote your interests on an informed basis.

    Your vote is important! Whether or not you plan to attend the meeting, and regardless of the number of shares you own, your representation and vote are very important and you should vote your shares. Therefore, I urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. All shareholders of record, and many street name holders, may also vote by Internet, or by touchtone telephone from the United States and Canada, using the instructions on the proxy card. If you return a signed proxy without marking it, it will be voted in accordance with management's recommendations. You may, of course, attend the Annual Meeting and vote in person, even if you have previously submitted a proxy.

                                                 Sincerely,

                                                 Paul R. Saueracker

                                                 Paul R. Saueracker
                                                 President and
                                                 Chief Executive Officer

    This Proxy Statement is printed on paper containing precipitated calcium carbonate (PCC) produced by Minerals Technologies Inc.

                           MINERALS TECHNOLOGIES INC.
                             THE CHRYSLER BUILDING
                              405 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10174-1901
                          ---------------------------
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                          ---------------------------

                                  MAY 24, 2001

    The Annual Meeting of Stockholders of MINERALS TECHNOLOGIES INC., a Delaware corporation, will be held on Thursday, May 24, 2001, at 2:00 p.m., in the J. P. Morgan Chase & Co. Building, 11th Floor, Room C, 270 Park Avenue (between 47th and 48th Streets), New York, New York 10017, to consider and take action on the following items:

        (1) the election of two directors;

        (2) a proposal to ratify the appointment of KPMG LLP as independent auditors of Minerals Technologies for the 2001 fiscal year;

        (3) a proposal to ratify the adoption of the Minerals Technologies Inc. 2001 Stock Award and Incentive Plan; and

        (4) any other business that properly comes before the meeting, either at the scheduled time or after any adjournment.

    Stockholders of record as of the close of business on March 26, 2001, are entitled to notice of and to vote at the meeting.

                                          By order of the Board of Directors,

                                          S. Garrett Gray

                                          S. Garrett Gray
                                          Secretary

New York, New York
March 30, 2001

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY. WE ASK YOU TO MARK YOUR CHOICES, SIGN, DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ALTERNATIVELY, ALL SHAREHOLDERS OF RECORD, AND MANY STREET NAME HOLDERS, CAN VOTE BY INTERNET, OR BY TOUCHTONE TELEPHONE FROM THE UNITED STATES AND CANADA, USING THE INTRUCTIONS ON THE PROXY CARD. IF YOU RETURN A SIGNED PROXY WITHOUT MARKING IT, IT WILL BE VOTED IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATIONS. BY PROMPTLY SUBMITTING A PROXY, YOU WILL AID US IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                           MINERALS TECHNOLOGIES INC.
                             THE CHRYSLER BUILDING
                              405 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10174-1901

                                 MARCH 30, 2001

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

    Minerals Technologies Inc. is sending this Proxy Statement and form of proxy to its stockholders on or about March 30, 2001 in connection with its Annual Meeting of Stockholders. The Annual Meeting will be held on Thursday, May 24, 2001, at 2:00 p.m., in the J. P. Morgan Chase & Co. Building, 11th Floor,
Room C, 270 Park Avenue (between 47th and 48th Streets), New York, New York 10017. The Board of Directors asks you to submit a proxy for your shares so that even if you do not attend the meeting, your shares will be counted as present at the meeting and voted as you direct.

    At the Annual Meeting, stockholders will vote on three questions: the election of directors, ratification of the appointment of auditors, and ratification of the adoption of the 2001 Stock Award and Incentive Plan. The Board unanimously recommends that you vote FOR each of the nominees for director, John B. Curcio and William C. Steere, Jr., FOR ratification of the appointment of KPMG LLP to continue as our auditors, and FOR ratification of the adoption of the 2001 Stock Award and Incentive Plan.

    Holders of record of common stock of Minerals Technologies at the close of business on the Record Date, March 26, 2001, are entitled to vote at the meeting. As of February 1, 2001, Pioneer Investment Management, Inc. owned 9.7%, FMR Corp. owned 7.4%, American Century Investment Management, Inc. owned 6.7%, Artisan Partners Limited Partnership owned 6.6%, Reich & Tang Asset Management L.P. owned 5.4%, and State Street Bank and Trust Company owned 5.2%, of our common stock. No other person owned of record, or, to our knowledge, owned beneficially, more than 5% of our common stock.

    If you submit a proxy, you can revoke it at any time before it is voted by submitting a written revocation or a new proxy, or by voting in person at the Annual Meeting.

                        ITEM 1 -- ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes. One class is elected each year for a three-year term. This year the Board has nominated John B. Curcio and William C. Steere, Jr., who are now directors of Minerals Technologies, to serve for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2004.

    The Board expects that the nominees will be available for election. If one or more nominees become unavailable, your proxy would be voted for a nominee or nominees who would be designated by the Board, unless the Board reduces the number of directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF EACH OF JOHN B. CURCIO AND WILLIAM C. STEERE, JR. AS A DIRECTOR.

NAME AND AGE AS OF THE                               POSITION, PRINCIPAL OCCUPATION,
MAY 24, 2001 MEETING DATE                         BUSINESS EXPERIENCE AND DIRECTORSHIPS
--------------------------------       -----------------------------------------------------------
                         NOMINEES FOR DIRECTOR FOR TERMS EXPIRING IN 2004

John B. Curcio.............   67       Retired Chairman of the Board and Chief Executive Officer,
                                       Mack Trucks, Inc. Vice Chairman and a Director of Harvard
          [PHOTO]                      Industries Inc., a manufacturer of automotive accessories, from 1985 to 1993. Member of the Boards of Directors of
                                       Bethlehem Steel Corporation and Integrated Component
                                       Systems, Inc., and Director and Vice Chairman of the Board
                                       of Dallas Mavis Specialized Carrier Co. and of Jupiter
                                       Logistics de Mexico, S.A. de C.V. Director of Minerals
                                       Technologies Inc. since 1992. Chair of the Compensation and
                                       Nominating Committee and a member of the Executive
                                       Committee of Minerals Technologies Inc.

William C. Steere, Jr......   64       Chairman of the Board of Pfizer Inc, an international
                                       health care company, since 1992 and a member of its Board
          [PHOTO]                      of Directors since 1987. Chief Executive Officer of Pfizer from 1991 to December 2000. Member of the Boards of
                                       Directors of Dow Jones Inc., Texaco Inc. and Metropolitan
                                       Life Insurance Company. Director of New York University
                                       Medical Center, a Trustee of the New York Botanical Garden
                                       and a member of the Board of Overseers of Memorial
                                       Sloan-Kettering Cancer Center. Director of Minerals
                                       Technologies Inc. since 1992. Member of the Executive
                                       Committee and of the Compensation and Nominating Committee
                                       of Minerals Technologies Inc.

                               DIRECTORS WHOSE TERMS EXPIRE IN 2003

Kristina M. Johnson........   44       Dean of the Edmund T. Pratt, Jr. School of Engineering at
                                       Duke University since 1999. Chairman since 1995, and
          [PHOTO]                      founder, of ColorLink Inc., a manufacturer of components
                                       for color projection devices. Co-founder of KAJ, LLC, a
                                       patent and intellectual property licensing company.
                                       Professor of Electrical and Computer Engineering at the
                                       University of Colorado from 1985 to 1999. Director of
                                       Minerals Technologies Inc. since 2000. Member of the Audit
                                       Committee of Minerals Technologies Inc.

Paul M. Meister............   48       Vice Chairman of the Board since 1998 of Fisher Scientific
                                       International Inc., a provider of scientific products and
          [PHOTO]                      services. Senior Vice President and Chief Financial Officer of Fisher from 1994 to 1998. Member of the Boards of
                                       Directors of The General Chemical Group, Inc., GenTek Inc.,
                                       and M & F Worldwide Corp. Director of Minerals Technologies
                                       Inc. since 1997. Member of the Compensation and Nominating
                                       Committee of Minerals Technologies Inc.

NAME AND AGE AS OF THE                               POSITION, PRINCIPAL OCCUPATION,
MAY 24, 2001 MEETING DATE                         BUSINESS EXPERIENCE AND DIRECTORSHIPS
--------------------------------       -----------------------------------------------------------
Michael F. Pasquale........   54       Executive Vice President and Chief Operating Officer of
                                       Hershey Foods Corporation from February 2000 to December
          [PHOTO]                      2000. Prior to holding this position, Mr. Pasquale was
                                       Senior Vice President, Confectionery and Grocery of Hershey
                                       from 1999 to February 2000, President of Hershey Chocolate
                                       North America from 1995 to 1998, President of Hershey
                                       Chocolate USA from 1994 to 1995, and Senior Vice President and Chief Financial Officer of Hershey Foods Corporation
                                       from 1988 to 1994. Member of the Board of Trustees of the
                                       American Management Association. Director of Minerals
                                       Technologies Inc. since 1992. Chair of the Audit Committee of Minerals Technologies Inc.

Paul R. Saueracker.........   59       Chief Executive Officer of Minerals Technologies Inc. since
                                       December 31, 2000. President of Minerals Technologies Inc.
          [PHOTO]                      since August 2000. Senior Vice President from 1999 to 2000.
                                       Vice President of Minerals Technologies Inc. from 1994 to
                                       1999. President of Specialty Minerals Inc. since 1994.
                                       Member of the Board of Trustees of the Institute of Paper
                                       Science and Technology, Atlanta, Georgia. Member of the
                                       Board of Directors of the National Association of
                                       Manufacturers. Director of Minerals Technologies Inc. since
                                       2000. Chair of the Executive Committee of Minerals
                                       Technologies Inc.

                               DIRECTORS WHOSE TERMS EXPIRE IN 2002

Steven J. Golub............   55       Managing Director since 1986, and Chief Financial Officer
                                       since 1997, in the investment banking firm of Lazard Freres
          [PHOTO]                      & Co. LLC. Director of Minerals Technologies Inc. since
                                       1993. Member of the Audit Committee of Minerals
                                       Technologies Inc.

Jean-Paul Valles...........   64       Chairman of the Board of Minerals Technologies Inc. since
                                       1989. Chief Executive Officer of Minerals Technologies Inc.
          [PHOTO]                      from 1992 to December 31, 2000. Member of the Board of
                                       Directors of Pfizer Inc. Member of the Board of Overseers
                                       of the Stern School of Business. Director of Minerals
                                       Technologies since 1989. Member of the Executive Committee of Minerals Technologies Inc.

                BOARD OF DIRECTORS, COMMITTEES AND COMPENSATION

    The Board of Directors met six times in 2000. Each of the directors attended 75 percent or more of the meetings of the Board and committees on which he or she served in 2000.

THE COMPENSATION AND NOMINATING COMMITTEE

    The Compensation and Nominating Committee consists of Mr. Curcio (Chair), Mr. Meister and Mr. Steere, who are not employees of Minerals Technologies. Mr. Steere was appointed to the Committee to replace Mr. Lurie upon his retirement in February 2001. The Compensation and Nominating Committee met five times in 2000.

    The primary functions of the Compensation and Nominating Committee are:

    To participate in the development of our compensation and benefits policies;

    To establish, and from time to time vary, the salaries and other compensation of our employee-directors and other elected officers;

    To participate in top-level management succession planning; and

    To bring forward the names of suitable candidates for election to the Board.

THE AUDIT COMMITTEE

    The Audit Committee consists of Mr. Pasquale (Chair), Mr. Golub and Dr. Johnson, who are not employees of Minerals Technologies. Mr. Steere served on the Committee from 1993 to February 2001. Dr. Johnson was appointed to the Committee in May 2000. The Board of Directors has determined that each of the members of the Audit Committee is independent and financially literate in accordance with the rules of the New York Stock Exchange. The Board of Directors has also determined that at least one member of the Audit Committee has financial management expertise. The Audit Committee met four times in 2000.

    The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as Appendix 1 to this Proxy Statement.

    The primary duties of the Audit Committee are:

    To serve as an independent and objective party to monitor Minerals Technologies' financial reporting processes, internal control system, and legal compliance system;

    To review and appraise the audit efforts of our independent auditors and internal auditing department; and

    To provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board.

    In addition to four regularly scheduled meetings annually, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of Minerals Technologies.

DIRECTOR COMPENSATION

Fees

    Each of the directors, other than directors who are officers or employees of Minerals Technologies, receives an annual retainer fee of $10,000 for serving as a director, $1,000 for serving as a member of a committee of the Board, and an additional $1,000 if serving as a committee chair. Non-employee directors also receive a fee of $2,000 for each meeting of the Board they attend and $500 for each committee meeting they attend. Directors also receive compensation under the plans described below.

Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors

    Under the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors, directors who are not employees of Minerals Technologies have the right to defer their fees. At each director's election, his or her deferred fees will be credited to his or her account either as dollars or as units which have the economic value of one share of Minerals Technologies stock. Dollar balances in a director's account bear interest at a rate of return equal to the rate of return for the Fixed Income Fund in the Minerals Technologies Inc. Savings and Investment Plan. If a director elects to have his or her deferred fees credited to his or her account as units, the number of units credited is calculated by dividing the amount of the deferred fees by the closing price of our common stock as of the last business day prior to the date on which the fees would otherwise be paid.

    Each non-employee director is credited with 400 units upon first joining the Board and with an additional 400 units each year as of the date of the Annual Meeting of Stockholders, plus 50 units each year for serving as a member of a committee of the Board and an additional 15 units for serving as chair of a committee. In addition, each member receives 15 units for attending any committee meeting and an additional 10 units for serving as chair of a committee meeting.

    The units in a director's account are increased by the value of any dividends on our common stock. In the case of cash dividends, the units are increased by a number calculated by multiplying the cash dividend per share times the number of units in the director's account on the related dividend record date and dividing the result by the closing market price of the common stock on the day prior to the dividend payment date. In the case of stock dividends, the units would be increased by a number calculated by multiplying the stock dividend per share times the number of units in the director's account on the related dividend record date.

    At the time of the director's termination of service on the Board, the amount held in his or her account is payable in cash only. Based on the director's prior choice to accumulate dollars or units as described above, the director receives either (i) the amount of his or her deferred fees plus accrued interest, or (ii) an amount determined by multiplying the number of units in his or her account by the closing market price of the common stock on the last business day prior to the date of payment. Payments are made in a lump sum or in installments, at the election of the director.

Stock and Incentive Plan

    Directors are eligible under the Minerals Technologies Stock and Incentive Plan to receive options to purchase common stock, at the same time and on the same basis as options are granted to Minerals Technologies' U.S.-based employees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Steere, a director of Minerals Technologies, is Chairman of the Board, and up to December 31, 2000, was Chief Executive Officer, of Pfizer Inc. Dr. Valles, Chairman of the Board and up to December 31, 2000, Chief Executive Officer of Minerals Technologies, is a member of the Board of Directors of Pfizer Inc. During 2000, Pfizer Inc. made a series of purchases of calcium carbonate and granular lime from Minerals Technologies totaling approximately $2.8 million. These transactions were entered into by Minerals Technologies pursuant to arm's-length negotiations in the ordinary course of business and on terms that we believe to be fair.

    Mr. Golub, a director of Minerals Technologies, is Managing Director and Chief Financial Officer of Lazard Freres & Co. LLC. Minerals Technologies has engaged Lazard Freres to provide investment banking services from time to time with respect to a variety of financial matters. In addition, Lazard Freres acts as our broker in connection with our ongoing program of repurchases of a portion of our outstanding common stock. To obtain this business, Lazard Freres, in an arm's-length transaction, agreed to meet a competitive bid structured as a fixed commission on each share repurchased.

    During 2000, Dr. Valles waived his vested right to receive after retirement $1,000,000 in payments due to him under the Deferred Compensation and Supplemental Savings Plan. Minerals Technologies purchased a split-dollar life insurance policy for the benefit of family trusts established by Dr. Valles, for a premium equal to the amount of the foregone payment. All of the compensation waived by Dr. Valles was earned in prior years and disclosed in earlier proxy statements.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                     AND MANAGEMENT AS OF FEBRUARY 1, 2001

                                                                        AMOUNT AND
                                                                        NATURE OF     PERCENT   NUMBER OF
              TITLE OF                      NAME AND ADDRESS OF         BENEFICIAL      OF        UNITS
                CLASS                       BENEFICIAL OWNER(a)        OWNERSHIP(b)    CLASS    OWNED(c)
                -----                       -------------------        ------------    -----    --------
Common...............................  Pioneer Investment Management,   1,928,047(d)    9.7%      --
                                         Inc.
                                         60 State Street
                                         Boston, MA 02109
                                       FMR Corp.                        1,475,000(e)    7.4%      --
                                         82 Devonshire Street
                                         Boston, MA 02109
                                       American Century Investment      1,331,100(f)    6.7%      --
                                         Management, Inc.
                                         4500 Main Street
                                         P.O. Box 418210
                                         Kansas City, MO 64141-9210
                                       Artisan Partners Limited         1,315,832(g)    6.6%      --
                                         Partnership
                                         1000 North Water Street,
                                         #1770
                                         Milwaukee, WI 53202
                                       Reich & Tang Asset Management    1,070,700(h)    5.4%      --
                                         L.P.
                                         600 Fifth Avenue
                                         New York, NY 10020
                                       State Street Bank and Trust      1,030,414(i)    5.2%
                                         Company
                                         225 Franklin Street
                                         Boston, MA 02110
                                       J. P. Valles                       719,816(j)    3.5%     24,632
                                       P. R. Saueracker                   132,267(k)    *         2,829
                                       A. Dulski                           97,041(l)    *         1,732
                                       N. M. Bardach                       49,476(m)    *         1,013
                                       S. G. Gray                          97,478(n)    *           951
                                       J. B. Curcio                         1,900       *         3,085
                                       S. J. Golub                          3,100       *         6,133
                                       K. M. Johnson                            0       *           728
                                       W. L. Lurie(o)                       1,100       *         7,657
                                       P. M. Meister                        1,000       *         4,890
                                       M. F. Pasquale                       1,800       *         2,753
                                       W. C. Steere, Jr.                    1,400       *         7,950

---------
 (a) The address of each director and officer is c/o Minerals Technologies Inc., The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-1901.

 (b) Sole voting and investment power, except as otherwise indicated.

 (c) 'Units,' which entitle the officer or director to a cash benefit equal to the number of units in his or her account multiplied by the closing price of our common stock on the business day prior to the date of payment, have been credited to Messrs. Valles, Saueracker, Dulski, Bardach and Gray under the Nonfunded Deferred Compensation and Supplemental Savings Plan; to Messrs. Curcio, Golub, Lurie, Meister, Pasquale, Steere and Dr. Johnson under the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors (see 'Board of Directors, Committees and Compensation -- Director Compensation' above); and to Dr. Valles under the Stock and Incentive Plan.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (d) Based on an amended statement on Schedule 13G dated January 3, 2001 filed with the Securities and Exchange Commission on behalf of Pioneer Investment Management, Inc., also known as Pioneering Management Corporation, a registered investment adviser, with respect to beneficial ownership interests as of December 31, 2000. According to a subsequent amended statement on Schedule 13G, as of March 19, 2001 Pioneer Investment Management, Inc. owned 1,008,147 shares, or 5.1% of the class.

 (e) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on behalf of FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company and Fidelity Growth Company Fund dated February 14, 2001 with respect to beneficial ownership interests as of December 31, 2000. According to the Schedule 13G: Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of these shares as a result of acting as investment advisor to Fidelity Growth Company Fund, a registered investment company; Edward C. Johnson 3d, FMR Corp. and the investment company fund referred to above each have sole power to dispose of the 1,475,000 shares owned by such investment company fund; neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned by the investment company funds, which power resides with the funds' Boards of Trustees and which is carried out by Fidelity Management & Research Company under written guidelines established by such Boards of Trustees; Edward C. Johnson 3d is Chairman of FMR Corp.; Abigail P. Johnson is a director of FMR Corp.; and members of the Edward C. Johnson family and trusts for their benefit form a controlling group with respect to FMR Corp. The address of all of the foregoing entities and individuals is 82 Devonshire Street, Boston, Massachusetts 02109.

 (f) Based on a statement on Schedule 13G dated February 13, 2001, filed with the Securities and Exchange Commission on behalf of American Century Investment Management, Inc., a registered investment adviser, and American Century Mutual Funds, Inc., a registered investment company, with respect to beneficial ownership interests as of December 31, 2000. The address of both the foregoing entities is 4500 Main Street, P.O. box 418210, Kansas City, MO 64141-9210.

 (g) Based on an amended statement on Schedule 13G dated February 9, 2001, filed with the Securities and Exchange Commission on behalf of Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler, with respect to beneficial ownership interests as of December 31, 2000. According to the Schedule 13G, Artisan Partners Limited Partnership is a registered investment adviser; Artisan Investment Corporation is the general partner of Artisan Partners Limited Partnership; and Andrew Ziegler and Carlene Ziegler are the principal stockholders of Artisan Investment Corporation. The address of all the foregoing entities and individuals is 1000 North Water Street, #1770, Milwaukee, WI 53202.

 (h) Based on a statement on Schedule 13G dated February 15, 2001 filed with the Securities and Exchange Commission on behalf of Reich & Tang Asset Management L.P., a registered investment adviser, with respect to beneficial ownership interests as of such date.

 (i) Based on a statement on Schedule 13G dated February 9, 2001, filed with the Securities and Exchange Commission on behalf of State Street Bank and Trust Company, a bank as defined in Section 3(a)(6) of the Investment Company Act of 1940, acting in various fiduciary capacities, with respect to beneficial ownership interests as of December 31, 2000.

 (j) 75,757 of these shares are held by Dr. Valles and his wife as joint tenants, and Dr. Valles has shared investment and voting power with respect to those shares. 628,844 of these shares are subject to options which are currently exercisable.

 (k) 125,826 of these shares are subject to options which are currently exercisable.

 (l) 93,557 of these shares are subject to options which are currently exercisable.

 (m) 49,143 of these shares are subject to options which are currently exercisable.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (n) 210 of these shares are held in the name of family members, and Mr. Gray disclaims any beneficial interest in those shares. 89,916 of these shares are subject to options which are currently exercisable.

 (o) Mr. Lurie retired from the Board of Directors as of February 8, 2001.

 * Less than 1%.

    As a group, our directors and officers (eighteen individuals) own 1,345,240 shares of common stock (including 1,196,328 shares subject to options which are currently exercisable), representing approximately 6.4% of the common stock, and 68,551 units.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    This table shows the cash and other compensation paid or accrued for services to Minerals Technologies and its subsidiaries by the Chairman and Chief Executive Officer and the four other most highly compensated executive officers (the 'named executive officers'), for the three fiscal years ended December 31, 2000.

                                                                      LONG-TERM            ALL OTHER
                                                                     COMPENSATION      COMPENSATION($)(a)
                                                  ANNUAL          ------------------   ------------------
                                               COMPENSATION           SECURITIES
                                           --------------------   UNDERLYING OPTIONS
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)   (NUMBER OF SHARES)
---------------------------         ----   ---------   --------   ------------------
Jean-Paul Valles(b)...............  2000    920,078    256,855               0               42,639
  Chairman and Chief Executive      1999    857,492    450,007         302,962               46,272
  Officer                           1998    790,700    299,306               0               44,373

Paul R. Saueracker(c).............  2000    318,121     81,569          50,000               17,930
  President                         1999    272,376    130,139          70,899               14,546
  President, Specialty Minerals
    Inc.                            1998    241,146     91,282               0               13,155

Anton Dulski(d)...................  2000    296,695     81,569          35,000               17,320
  Executive Vice President          1999    259,500    136,296          70,862               13,978
  Chief Operating Officer           1998    233,352     89,841               0               13,139
  President, MINTEQ International
    Inc.

Neil M. Bardach(e)................  2000    264,159     73,930               0               15,512
  Vice President -- Finance and     1999    246,721    173,647          55,642               13,313
  Chief Financial Officer           1998     86,539     86,094               0                    0

S. Garrett Gray...................  2000    243,255     68,080               0               14,285
  Vice President, General Counsel   1999    227,279    113,863          50,787               12,265
  and Secretary                     1998    209,576     79,332               0               11,795

---------
 (a) The amount shown in this column as part of 2000 compensation for Dr. Valles includes $42,530 contributed on his behalf to the Minerals Technologies Inc. Savings and Investment Plan and the Minerals Technologies Inc. Non-Funded Deferred Compensation and Supplemental Savings Plan, and $109 which represents an amount imputed as income in connection with the Company's payment of a premium on a policy insuring the lives of Dr. Valles and his spouse. Dr. Valles relinquished the right to receive, after his retirement, $1,000,000 in payments under the Deferred Compensation and Supplemental Savings Plan, equal to the total premium on the insurance policy. The amounts shown as part of 2000 compensation for Messrs. Saueracker, Dulski, Bardach and Gray represent amounts contributed on their behalf to the Savings and Investment Plan and the Non-Funded Deferred Compensation and Supplemental Savings Plan.

 (b) Dr. Valles retired as Chief Executive Officer of Minerals Technologies effective December 31, 2000.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (c) Mr. Saueracker became President of Minerals Technologies Inc. effective August 24, 2000, and became Chief Executive Officer effective December 31, 2000.

 (d) Mr. Dulski became Executive Vice President of Minerals Technologies Inc. effective August 24, 2000, and became Chief Operating Officer effective October 26, 2000.

 (e) Mr. Bardach joined Minerals Technologies as Vice President -- Finance and Chief Financial Officer in August 1998.

OPTION GRANTS IN LAST FISCAL YEAR

    This table provides information on options granted to Mr. Saueracker and Mr. Dulski on August 24, 2000 in connection with their promotions to President and Executive Vice President, respectively.

    The last two columns of the table show the potential realizable value of the options in each of two hypothetical cases. The first case assumes that the price of the stock increases at a rate of five per cent per year over the term of the options, which would result in a price of approximately $82.62 per share in 2010 and an increase in aggregate shareholder value of approximately $634 million. The second case assumes that the price of the stock increases at a rate of ten per cent per year over the term of the options, which would result in a price of approximately $131.55 per share in 2010 and an increase in aggregate shareholder value of approximately $1,607 million. The actual market value of the stock at any future date may or may not correspond to any of these hypothetical cases.

                                  INDIVIDUAL GRANTS
                       ---------------------------------------
                        NUMBER OF
                        SECURITIES
                        UNDERLYING     % OF TOTAL
                       OPTIONS/SARS   OPTIONS/SARS   EXERCISE
                         GRANTED       GRANTED TO     OR BASE
                        (NUMBER OF    EMPLOYEES IN     PRICE
                        SHARES)(a)    FISCAL YEAR    ($/SHARE)   EXPIRATION DATE      5%($)      10%($)
                        ----------    -----------    ---------   ---------------      -----      ------
J. P. Valles.........          0         --            --               --             --          --
P. R. Saueracker.....     50,000         46.7%         50.72     January 28, 2009   1,594,877   4,041,731
A. Dulski............     35,000         32.7%         50.72     January 28, 2009   1,116,414   2,829,212
N. M. Bardach........          0         --            --               --             --          --
S. G. Gray...........          0         --            --               --             --          --

---------
 (a) The total number of options granted vests on the second anniversary of the grant date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    No options to purchase Minerals Technologies common stock were exercised by any of the named executive officers at any time during 2000. The following table shows the value of the options held by each named executive officer at year-end, measured using the average of the high and low trading prices ($34.345) of our common stock on December 31, 2000.

                                                          NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                       SHARES ACQUIRED                 OPTIONS AT FISCAL YEAR-END       IN-THE-MONEY OPTIONS
                         ON EXERCISE                       (NUMBER OF SHARES)           AT FISCAL YEAR-END($)
                         (NUMBER OF         VALUE      ---------------------------   ---------------------------
                           SHARES)       REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                           -------       -----------   -----------   -------------   -----------   -------------
J. P. Valles.........      --               --           527,857        201,974       3,509,257          0
P. R. Saueracker.....      --               --           102,193         97,265         512,802          0
A. Dulski............      --               --            69,937         82,240         257,332          0
N. M. Bardach........      --               --            30,596         37,094               0          0
S. G. Gray...........      --               --            72,987         33,857         455,252          0

              REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The following report of the Compensation and Nominating Committee of the Board sets forth the Committee's policies applicable to the executive officers of Minerals Technologies.

        This report is provided by the Compensation and Nominating Committee of the Board of Directors. The members of the Compensation and Nominating Committee, whose names follow this report, are independent outside directors who are not employees of Minerals Technologies, and none serves as a member of the compensation committee of any company that has an executive officer who also serves as a director of Minerals Technologies.

        In 2000, the Compensation and Nominating Committee adhered to its policy that compensation programs should reward the achievement of the short-term and long-term goals and objectives of Minerals Technologies, and that compensation should be related to the value created for its stockholders. The Committee sets high performance targets and rewards their achievement with compensation that is above the average, but within the range of, compensation of similarly placed executives in manufacturing firms of comparable size. Consistent with this policy, each elected corporate officer's annual compensation is determined by applying to the previous year's compensation an annual increase, and an incentive payment, determined as stated below in this report.

   BASE PAY

        Each employee of Minerals Technologies receives an annual performance rating, which may range from 'consistently below expectations' to 'consistently exceeds expectations,' with several possible intermediate ratings. The performance rating of the Chairman and Chief Executive Officer is assigned by the Compensation and Nominating Committee and approved by the Board. The performance ratings of the other elected corporate officers, including those named in the Summary Compensation Table appearing in this proxy statement (the 'principal executives'), are assigned by the Chairman and Chief Executive Officer and reviewed by the Compensation and Nominating Committee.

        Based on Minerals Technologies' performance, general business outlook and industry compensation trends, management each year sets a guideline corporate-wide average percentage compensation increase for all employees for the coming year. The percentage increase received by a particular employee is determined on the basis of the employee's performance rating and current compensation level within the range established for the employee's position and may range from no increase, if the performance rating is 'consistently below expectations,' to up to twice the corporate-wide average increase referred to above, if the performance rating is 'consistently exceeds expectations.'

   INCENTIVE PAYMENT

        Subsequent to the above adjustment, 25% of each elected corporate officer's salary for the coming year is withheld as part of Minerals Technologies' incentive payment program. Depending upon the extent to which the company's performance during the year meets targets established by the Board, as little as 40% of the amount withheld from his salary or as much as 200% will be returned to each elected corporate officer. These payments, which are made in the following year, are shown as the Bonus for each principal executive in the year to which they are attributable in the Summary Compensation Table included in this proxy statement.

        This incentive program is intended to more closely link the principal executives' pay to the growth of the company and the value created for stockholders in the preceding year, as measured by four factors: sales growth as compared to target; net income growth as compared to target; return on equity as compared to target; and percentage growth in Minerals Technologies common stock value as compared to percentage growth in the S & P Midcap Basic Materials Index. At the beginning of each year, the Board establishes a target for each of these factors and sets up a scoring system to measure at year-end the extent to which each target is met. At year-end, a formula is applied to the weighted average of the scores achieved and each principal executive's performance rating to determine the level of the incentive payment to be received by the principal executive. The Compensation and Nominating Committee then considers whether there are other factors that should also be taken into consideration in establishing the overall level of compensation of each principal executive. They will, for example, take into consideration actions that have been taken by management to benefit shareholders in the longer term that may have negative impact on the factors listed above.

        During 2000, Minerals Technologies fell short of all of the targets. This resulted in negative adjustments to the incentive payments. The formula produced a payment of $256,855 for Dr. Valles, and the Compensation and Nominating Committee agreed that he should receive that amount as his 2000 incentive payment, to be paid in 2001.

        The Committee has made a change to the format of the executive compensation program for 2001 with the result that more of an executive's total compensation will be placed at risk according to the performance of the Company and that a portion of compensation will be dependant on the achievement of longer-term goals.

        Dr. Valles retired as the Chief Executive Officer of the Company at the end of 2000 and was succeeded by Mr. Saueracker. In setting
    Mr. Saueracker's base pay for 2001 the Committee consulted with an independent consultant in the field of executive compensation. The consultant considered competitive information from industry surveys and from a group of twenty specialty chemical companies with a market capitalization approximating that of the Company. The Committee decided on a base pay of $500,000.

   STOCK OPTIONS

        The Compensation and Nominating Committee intends to grant an option to purchase Minerals Technologies common stock to the principal executives on a regular basis. In addition, special grants may be made to reflect extraordinary achievements or in connection with important promotions. Grants were made to Mr. Saueracker and Mr. Dulski during 2000 to reflect their promotion to the positions of President and Executive Vice President respectively.

        A further grant was also made to all of the principal executives during the first quarter of 2001. This special grant, which was also made to a group of thirty-six key executives, was for the sole purpose of retaining the services of these key executives during the period of leadership transition. The options granted will vest ratably over the next three years. The total number of shares granted was less than 250,000. In addition to making grants to key executives, Minerals Technologies believes that, where practical and economical, all employees should have the opportunity to participate in the future growth of the firm through equity participation. The Committee has therefore established a practice of making grants to all
    U. S.-based employees, also on a regular basis, and it intends to continue this practice in the future. The last such grant was made in January 1999.

   DISCRETIONARY AUTHORITY OF THE COMMITTEE

        The Compensation and Nominating Committee believes that the application of the procedures described above will generally result in fair and adequate compensation to each principal executive. However, the Compensation and Nominating Committee also believes that no arbitrary formula is an adequate substitute for individual judgments in all cases, particularly in determining the value of a principal executive's contribution to the success of the company. Therefore, the Compensation and Nominating Committee may from time to time use its discretion in deviating from the above procedures (including, possibly, modifying the factors discussed above or varying their weighting) to set compensation levels for the principal executives and others that best serve the interests of the company and its stockholders.

   INTERNAL REVENUE CODE SECTION 162(m)

        Internal Revenue Code Section 162(m) and regulations thereunder, which limit the deductibility of certain executive compensation in excess of $1,000,000, did not result in any disallowance of a deduction for compensation payments made by Minerals Technologies for the

    2000 fiscal year. However, the Compensation and Nominating Committee has determined that, in order to retain the discretion referred to in the previous paragraph, it reserves the right to make compensation payments that in part may not qualify for a tax deduction because of the limitations of Internal Revenue Code Section 162(m).

                                          John B. Curcio, Chair
                                          William L. Lurie
                                          Paul M. Meister

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Throughout 2000 the Compensation and Nominating Committee was composed of Mr. Curcio (Chair), Mr. Lurie and Mr. Meister. None of the members of the Committee is or has ever been an officer or employee of Minerals Technologies or any of its subsidiaries. During 2000 no executive officer of Minerals Technologies served as a director or a member of the compensation committee of another entity, any of whose executive officers served as a member of the Compensation and Nominating Committee. In addition, no executive officer of Minerals Technologies served as a member of the compensation committee of another entity, any of whose executive officers served as a director of Minerals Technologies.

PERFORMANCE GRAPH

    This line graph compares Minerals Technologies' cumulative total stockholder return with the S&P 500 Index, as a performance indicator for the overall stock market, and the S&P Midcap Basic Materials Index, a published industry index.

    The starting point for the comparison is a hypothetical investment of $100 in our common stock and in each of the indexes at the close of the last trading day of 1995. The ending point is the close of the last trading day of 2000, at which time the price of our common stock was $34.188.

                      CUMULATIVE TOTAL SHAREHOLDER RETURN
MINERALS TECHNOLOGIES INC., S&P 500 INDEX, AND S&P MIDCAP BASIC MATERIALS INDEX



                             [PERFORMANCE GRAPH]



                                    DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER
                                      1995       1996       1997       1998       1999       2000
  MTI                                100.0      112.63     125.14     113.00     110.89      94.86
  S&P 500                            100.0      122.96     163.98     210.84     255.22     231.98
  S&P Midcap Basic Materials         100.0      112.42     127.89     112.41      98.85      97.07

           EMPLOYMENT, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

    In October 1997, Minerals Technologies entered into an employment agreement with Dr. Valles for an annual base salary of not less than $738,972. This agreement has terminated as of February 1, 2001. In March 2001, Minerals Technologies entered into employment agreements with the following individuals for the indicated terms and for not less than the annual base salaries indicated: Mr. Saueracker, 24 months, $500,000; Mr. Dulski, 24 months, $385,000; Mr. Bardach, 18 months, $275,000; and Mr. Gray, 18 months, $250,000. The term of each of these agreements is extended on the first day of each month for an additional month, unless either the employee or the employer gives the other written notice that the agreement should not be further extended. Each of the named executive officers may also receive salary increases and annual bonuses in amounts to be determined by the Board or the Compensation and Nominating Committee. The agreements also entitle the named executive officers to participate in employee benefit plans and other fringe benefits that are generally available to our executive employees.

    Under the agreements, each named executive officer has agreed to comply with certain customary provisions, including covenants not to disclose our confidential information at any time and not to compete with our business during the term of the agreement and, subject to our continued payment of amounts under the agreement, for two years thereafter. We may terminate the employment agreements before the end of the specified term of employment for 'cause' as defined in the agreements.

SEVERANCE AGREEMENTS

    Minerals Technologies has entered into severance agreements with certain of its executive officers, including each of the named executive officers. The agreements continue through December 31 of each year, and are automatically extended in one-year increments unless we choose to terminate them. If a change in control occurs, the severance agreements are effective for a period of four years from the end of the then existing term. These agreements are intended to provide for continuity of management in the event of a change in control of Minerals Technologies.

    If, following a change in control, the executive is terminated by Minerals Technologies for any reason, other than for disability, death, retirement or for cause (as defined in the agreements), or if the executive terminates his or her employment for good reason (as defined in the agreements), then the executive is entitled to a severance payment of 2.99 times the executive's base amount (as defined in the agreements). The severance payment generally will be made in a lump sum. For a period of up to two years following a termination that entitles an executive to severance payments, Minerals Technologies will provide life, disability, accident and health insurance coverage substantially similar to the benefits provided before termination, except to the extent such coverages would result in an excise tax being imposed under Section 4999 of the Internal Revenue Code.

    The agreements also provide that upon the occurrence of certain stated events that constitute a 'potential change in control' of Minerals Technologies, the executive agrees not to voluntarily terminate his employment with Minerals Technologies for a six-month period.

    Under the severance agreements, a change in control includes any of the following events unless approved by the Board: (i) we are required to report a 'change in control' in accordance with the Securities Exchange Act of 1934; (ii) any person acquires 15% of our voting securities; (iii) a majority of our directors are replaced during a two-year period; or (iv) our stockholders approve a merger, liquidation or sale of assets.

STOCK OPTION PLAN

    The Stock and Incentive Plan provides that all non-vested stock options granted under the plan may, at the discretion of the Compensation and Nominating Committee, be made immediately exercisable upon the employee's retirement or upon a change in control of Minerals Technologies (as defined in the plan).

RETIREMENT PLANS

    Each of the named executive officers is entitled to benefits under the defined benefit pension plans which we maintain. The Retirement Annuity Plan is a tax qualified pension plan which pays retirement benefits within the limits prescribed by the Internal Revenue Code. The Nonfunded Supplemental Retirement Plan is an unfunded, non-tax qualified pension plan which pays retirement benefits in excess of such tax limits. Benefits under the Retirement Annuity Plan and the Nonfunded Supplemental Retirement Plan are based upon an annuity equal to the greater of (i) 1.4% of a participant's career earnings or (ii) 1.75% of a participant's career earnings less 1.5% of primary Social Security benefits, multiplied by years of service up to 35 years. For purposes of this formula, a participant's 'career earnings' are based on the average earnings for the five highest consecutive calendar years prior to January 1, 1999, and on actual earnings for periods after December 31, 1998.

    Under the Retirement Annuity Plan and the Nonfunded Supplemental Retirement Plan, each of the named executive officers would be entitled to the following annual benefits after retirement: Dr. Valles, $487,583; Mr. Saueracker, $151,454; Mr. Dulski, $123,339; Mr. Bardach, $86,744; and Mr. Gray, $96,641.
This assumes that (i) payments will be made in the form of a 50% joint and survivor annuity; (ii) employment will be continued until normal retirement at age 65 (in the case of Dr. Valles, until his actual retirement date of February 1, 2001); and (iii) creditable compensation will continue at 2000 levels until retirement (in the case of Dr. Valles the calculation is based on actual compensation up to his retirement).

GRANTOR TRUST

    In order to secure the benefits accrued under the Nonfunded Supplemental Retirement Plan and the Nonfunded Deferred Compensation and Supplemental Savings Plan (an unfunded, non-tax qualified plan which pays amounts in excess of the limits which the Internal Revenue Code imposes on benefits under our Savings and Investment Plan), Minerals Technologies has entered into an agreement establishing a grantor trust within the meaning of the Internal Revenue Code. Under the Grantor Trust Agreement, we are required to make certain contributions of cash or other property to the trust upon the retirement of individuals who are beneficiaries of those plans; upon the occurrence of certain events defined as constituting a 'Change of Control'; and in certain other circumstances.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of our records and of copies furnished to us of reports under Section 16(a) of the Securities Exchange Act of 1934, or written representations that no such reports were required, we believe that, during the 2000 fiscal year, our officers, directors and greater than 10% shareholders complied with all applicable filing requirements.

                         ITEM 2 -- APPROVAL OF AUDITORS

    The Board has appointed KPMG LLP to serve as our independent auditors for the current fiscal year, subject to the approval of the stockholders. KPMG LLP and its predecessors have audited the financial records of the businesses that compose Minerals Technologies for many years. We consider the firm well qualified.

    We expect that representatives of KPMG LLP will be present at the Annual Meeting of Stockholders. These representatives will have the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                         REPORT OF THE AUDIT COMMITTEE

    The following report sets forth certain steps taken by the Audit Committee in connection with the audited financial statements of Minerals Technologies Inc. for the year 2000.

        This report is provided by the Audit Committee of the Board of Directors. The Committee is composed of Mr. Pasquale (chair), Mr. Golub, and Dr. Johnson. The Board of Directors has determined that the members of the Committee are each independent and financially literate, and that at least one member of the Committee has financial management expertise, in accordance with the rules of the New York Stock Exchange.

        KPMG LLP audited the annual financial statements of Minerals Technologies Inc. for the year 2000, and also reviewed the financial statements included in the quarterly reports on Form 10-Q filed during 2000. The aggregate fees billed by KPMG LLP for professional services rendered in performing this work, for financial information systems design and implementation services, and for all other services rendered by KPMG LLP during 2000 are shown in the following table.

Audit Fees........................................  $838,000
Financial Information Systems Design and
  Implementation Fees.............................  $  --
All Other Fees....................................  $116,000

        The Committee considers the provision of the services included in 'All Other Fees' to be compatible with maintaining the independence of KPMG LLP as independent auditors of Minerals Technologies Inc.

        The Committee has reviewed and discussed with the management of Minerals Technologies Inc. its December 31, 2000 audited financial statements; has discussed with KPMG LLP, the independent auditors of those financial statements, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), AU 'SS' 380; has received from the auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committees'; and has discussed with the auditors the matter of their independence.

        Based on the review and discussions referred to in the previous paragraph, the Committee recommended to the Board of Directors that the audited financial statements be included in Minerals Technologies Inc.'s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                          Michael F. Pasquale, Chair
                                          Steven J. Golub
                                          Kristina M. Johnson

         ITEM 3 -- APPROVAL OF THE 2001 STOCK AWARD AND INCENTIVE PLAN

GENERAL

    The Board of Directors has determined that it is in the best interests of the Company to adopt the 2001 Stock Award and Incentive Plan (the '2001 Plan'), with the approval of shareholders, to enhance the ability of the Company to link pay to performance. The Board of Directors and the Compensation and Nominating Committee (the 'Committee') believe that attracting and retaining executives and other key employees of high quality has been and will continue to be essential to the Company's growth and success. To this end, a comprehensive compensation program which includes different types of incentives for motivating employees and rewards for outstanding service can contribute to the Company's future success. In particular, the Company intends to use stock options and stock-related awards as an important element of compensation for executives and other employees, because such awards enable them to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between them and the Company's shareholders. In addition, annual incentive awards and other performance-based awards will provide incentives for achieving specific performance objectives. The Board and the Committee therefore view the 2001 Plan as a key part of the Company's compensation program.

    The 2001 Plan would replace the Company's Stock and Incentive Plan (the 'Preexisting Plan'). The 2001 Plan would allow the Company to continue to grant performance-based awards similar to those under the Preexisting Plan, but would also authorize a broad range of other awards, including options, restricted and deferred stock, performance awards and other types of awards based on the Company's Common Stock (collectively, 'Awards').

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE ADOPTION OF THE MINERALS TECHNOLOGIES INC. 2001 STOCK AWARD AND INCENTIVE PLAN.

REASONS FOR SHAREHOLDER APPROVAL

    The Board and Committee seek shareholder approval of the 2001 Plan in order to satisfy certain legal requirements and to provide tax advantages to the Company and participants. Approval of the 2001 Plan will meet a requirement of the New York Stock Exchange.

    In addition, the Board and the Committee seek to preserve the Company's ability to claim tax deductions for compensation, to the greatest extent practicable. Therefore, the Company is seeking shareholder approval of the material terms of performance awards to named executives under the 2001 Plan, in order to meet a key requirement for such awards to qualify as 'performance-based' compensation under Section 162(m) of the Internal Revenue Code (the 'Code'). Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are 'named executive officers' in the summary compensation table in the company's proxy statement). 'Performance-based' compensation is not counted against the $1 million deductibility cap. If the 2001 Plan is approved by shareholders, performance awards intended by the Committee to qualify as 'performance-based' compensation will be payable only upon achievement of pre-established performance goals, subject to any additional requirements and terms the Committee may establish. Such performance awards can be used to place strong emphasis on the building of value for all shareholders.

    For purposes of Code Section 162(m), approval of the 2001 Plan will be deemed also to include approval of the eligibility of executive officers and other eligible persons to participate, the per-person limitations described below under the caption 'Shares Available and Award Limitations,' and the general business criteria upon which performance objectives for performance awards are based, described below under the caption 'Performance-Based Awards.' Because shareholder approval of general business criteria, without specific targeted levels of performance, qualifies performance awards for a period of approximately five years, shareholder approval of such business criteria will meet the requirements under Section 162(m) until 2006. Shareholder approval of the performance goal inherent in stock options (increases in the market price of shares) is not subject to a time limit under Section 162(m).

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
    Shareholder approval will also allow the Committee to designate options as 'incentive stock options,' if it chooses, to provide tax advantages to participants. These advantages are explained below.

DESCRIPTION OF THE 2001 PLAN

    The following is a brief description of the material features of the 2001 Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix 2.

    Shares Available and Award Limitations. Under the 2001 Plan, the number of shares of Common Stock reserved and available for awards will be 500,000 plus the number of shares that remain available for issuance under the Preexisting Plan after all awards thereunder have been settled, plus 15% of the number of shares which are issued or delivered by the Company during the term of the Plan, other than under the Plan or other incentive compensation plans of the Company. As discussed below, this number is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events. A total of 1,017,268 shares remain available under the Preexisting Plan. Other than the Preexisting Plan and the proposed 2001 Plan, the Company has no plan in effect under which options and stock-based awards may be granted. If shareholders approve the 2001 Plan, the total of the available shares under all plans would be 1,517,268 shares, or 7.7% of the shares outstanding on March 23, 2001.

    Shares subject to forfeited or expired Awards or to Awards settled in cash or otherwise terminated without issuance of shares to the participant, and shares withheld by or surrendered to the Company to satisfy withholding tax obligations or in payment of the exercise price of an Award, will be deemed to be available for new Awards under the 2001 Plan. These same share counting rules will apply to awards under the Preexisting Plan, for purposes of determining which shares will become available under the 2001 Plan. Under the 2001 Plan, shares subject to an Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary will not count against the number of shares reserved and available. Shares delivered under the 2001 Plan may be either newly issued or treasury shares. On March 23, 2001, the last reported sale price of the Company's Common Stock on the composite tape for New York Stock Exchange-listed securities was $33.95 per share.

    In addition, the 2001 Plan includes a limitation on the amount of Awards that may be granted to any one participant in a given year in order to qualify Awards as 'performance-based' compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any year be granted share-denominated Awards under the 2001 Plan relating to more than his or her 'Annual Limit' for each type of Award. The Annual Limit equals 500,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. For purposes of this limitation, options, restricted stock, deferred stock, and other stock-based awards are separate types of awards subject to a separate limitation. In the case of Awards not relating to shares in a way in which the share limitation can apply, no Participant may be granted Awards authorizing the earning during any year of an amount that exceeds the Participant's Annual Limit, which for this purpose equals $3 million plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year. The Annual Limit for non-share-based Awards is separate from the Annual Limit for each type of share-based Award.

    Adjustments to the number and kind of shares subject to the share limitations and specified in the Annual Limits are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to awards intended to qualify as 'performance-based' generally must conform to requirements under Section 162(m).

    Eligibility. The Company believes that all employees should have the ability to participate in the growth of the Company through stock ownership. It has therefore made a practice of granting stock options on a regular basis to all US-based employees and it intends to continue to do so. Therefore all employees of the Company and its subsidiaries, including executive officers, non-employee directors,

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
consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted Awards under the 2001 Plan; provided that option grants to non-employee directors will be in the same ratio of number of options granted to amount of compensation as is used in determining options granted to employees in an across-the-board option grant, based on the non-employee director's compensation in the prior year. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective employee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment. At present, approximately 1600 persons would be eligible for Awards under the 2001 Plan.

    Administration. The 2001 Plan is administered by the Committee, except that the Board may appoint any other committee to administer the Plan and may itself act to administer the Plan. The Board must perform the functions of the Committee for purposes of granting Awards to non-employee directors. (References to the 'Committee' below mean the committee or the full Board exercising authority with respect to a given Award.) Subject to the terms and conditions of the 2001 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations which may be necessary or advisable for the administration of the Plan. Nothing in the 2001 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers. The 2001 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Plan.

    Stock Options. The Committee is authorized to grant stock options, including both incentive stock options ('ISOs'), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price of an option is determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below). The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Committee, subject to a restriction that no ISO may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares or other property (possibly including notes or obligations to make payment on a deferred basis, or through broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price.

    Restricted and Deferred Stock. The Committee is authorized to make Awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Committee. An Award of restricted stock entitles the participant to all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. Deferred stock gives participants the right to receive shares at the end of a specified deferral period, subject to forfeiture of the Award in the event of termination of employment under certain circumstances prior to the end of a specified restricted period (which need not be the same as the deferral period). Prior to settlement, deferred stock Awards carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid on such deferred stock.

    Other Stock-Based Awards, Bonus Shares, and Awards in lieu of Cash Obligations. The 2001 Plan authorizes the Committee to grant Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares. The Committee will determine the terms and conditions of such Awards, including the consideration to be paid to exercise Awards in the nature of purchase rights, the periods during which Awards will be outstanding, and any forfeiture conditions and restrictions on Awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify. The number of shares granted to an executive officer or non-employee director in place of salary, fees or other cash compensation must be reasonable, as determined by the Committee.

    Performance-Based Awards. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or settleable under the 2001 Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, in order to avoid the limitations on deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance Awards to named executives will be selected from among the following: (1) net sales; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;
(3) net income or net income per common share (basic or diluted); (4) return on assets, return on invested capital, return on total capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic value created; (8) operating margin or profit margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The Committee may set the levels of performance required in connection with performance Awards as fixed amounts, goals relative to performance in prior periods, as goals compared to the performance of one or more comparable companies or an index covering multiple companies, or in any other way the Committee may determine.

    Annual Incentive Awards. The Committee is authorized to grant annual incentive awards, settleable in cash or in shares upon achievement of preestablished performance objectives achieved during a specified period of up to one year. The performance objectives will be one or more of the performance objectives available for other performance awards under the 2001 Plan, as described in the preceding paragraph. As discussed above, annual incentive awards granted to named executives may be intended as 'performance-based compensation' not subject to the limitation on deductibility under Code Section 162(m). The Committee generally must establish the performance objectives, the corresponding amounts payable (subject to per-person limits), other terms of settlement, and all other terms of such awards not later than 90 days after the beginning of the fiscal year.

    Other Terms of Awards. Awards may be settled in cash, shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2001 Plan. The Committee may condition Awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the participant) in order to satisfy tax obligations. Awards granted under the 2001 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may permit transfers in individual cases, including for estate planning purposes.

    Awards under the 2001 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for, exchange for or as a buyout of other Awards under the 2001 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buy out outstanding Awards for cash or other property. The Committee also may grant Awards in addition to and in tandem with other Awards or rights. In granting a new Award, the Committee may determine that the in-the-money value of any surrendered Award may be applied to reduce the exercise price of any option or purchase price of any other Award.

    Vesting, Forfeitures, and Acceleration Thereof. The Committee may, in its discretion, determine the vesting schedule of options and other Awards, the circumstances that will result in forfeiture of the Awards, the post-termination exercise periods of options and similar Awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award. In addition, the 2001 Plan provides that, in the event of a Change in Control of the Company, outstanding Awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-award documents. A Change in Control means generally (i) any person or group becoming a beneficial owner of 15% or more of the voting power of the Company's voting securities, (ii) a change in the Board's membership such that the current members, or those elected or nominated by vote of two-thirds of the current members and successors elected or nominated by them, cease to represent a majority of the Board in any period of less than two years, (iii) certain mergers or consolidations substantially reducing the percentage of voting power held by shareholders prior to such transactions, (iv) shareholder approval of a sale or liquidation of all or substantially all of the assets of the Company, or (v) any other event which the Board determines shall constitute a Change in Control for purposes of the 2001 Plan.

    Amendment and Termination of the 2001 Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2001 Plan or the Committee's authority to grant awards thereunder without shareholder approval unless shareholder approval is required by law, regulation, or stock exchange rule. The Board may, in its discretion, submit other amendments to shareholders for approval. Under these provisions, shareholder approval will not necessarily be required for amendments which might increase the cost of the 2001 Plan or broaden eligibility. Unless earlier terminated, the 2001 Plan will terminate at such time that no shares reserved under the Plan remain available and the Company has no further rights or obligations with respect to any outstanding Award.

    Because future Awards under the 2001 Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such Awards cannot be determined at this time. Information regarding the Company's recent practices with respect to annual, long-term, and stock-based compensation under other plans is presented in the 'Summary Compensation Table' above, and in the notes to the Company's financial statements for the year ended December 31, 2000, in the Annual Report which accompanies this proxy statement.

FEDERAL INCOME TAX IMPLICATIONS OF THE 2001 PLAN

    The following is a brief description of the federal income tax consequences generally arising with respect to Awards that may be granted under the 2001 Plan. The grant of an option (including a stock-based award in the nature of a purchase right) will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option which is an ISO (except that the alternative minimum tax may apply). Upon exercising an option which is not an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise.

    Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax 'basis' in such shares (generally, the tax 'basis' is the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

    The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the

Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

    With respect to other Awards granted under the 2001 Plan that result in a transfer to the participant of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Except as discussed below, the Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the earliest time the shares or other property become transferable or not subject to a substantial risk of forfeiture. Except as discussed below, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares (e.g., restricted stock) or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he or she previously paid tax.

    As discussed above, compensation that qualifies as 'performance-based' compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2001 Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and Awards which are conditioned upon achievement of performance goals may be, intended to qualify as such 'performance-based' compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the 2001 Plan will be fully deductible under all circumstances. In addition, other Awards under the 2001 Plan generally will not so qualify, so that compensation paid to certain executives in connection with such Awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, be subject to the limitation of Section 162(m).

    The foregoing provides only a general description of the application of federal income tax laws to certain types of Awards under the 2001 Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2001 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2001 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible 'golden parachute' excise taxes) or taxes imposed under state, local, or foreign tax laws.

                               PROCEDURAL MATTERS

CASTING AND COUNTING OF VOTES

    Votes cast at the Annual Meeting (whether by proxy or in person) will be counted by an independent inspector of election appointed by Minerals Technologies. If a proxy form is returned properly signed but not marked, it will be voted according to management's recommendations on all proposals.

    The Board knows of no other business that will be presented at the Annual Meeting. The proxy confers discretionary authority with respect to any other matters which come before the Annual Meeting, and the individuals named in the proxy will vote in accordance with their judgment on such matters if they arise.

QUORUM

    The by-laws of Minerals Technologies state that a quorum for all meetings of stockholders consists of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote, present in person or by proxy. The inspector of election will treat shares of common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, whether the proxy is marked as casting a vote or abstaining. On the Record Date there were 19,615,787 shares of common stock issued and outstanding.

    The inspector of election will also treat shares represented by 'broker non-votes' as present for purposes of determining a quorum. Broker non-votes are shares held in record name by brokers or nominees, as to which the broker or nominee (i) has not received instructions from the beneficial owner or person entitled to vote, (ii) does not have discretionary voting power under applicable New York Stock Exchange rules or the document under which it serves as broker or nominee, and (iii) has indicated on the proxy card, or otherwise notified us, that it does not have authority to vote the shares on the matter.

VOTE REQUIRED FOR APPROVAL: ELECTION OF DIRECTORS

    The by-laws state that directors are to be elected by a plurality vote of the shares of stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes as to the election of directors will not affect the outcome of the election of directors.

VOTE REQUIRED FOR APPROVAL: OTHER QUESTIONS

    The by-laws state that except as otherwise provided by law or in the Certificate of Incorporation or the by-laws, all questions other than the election of directors are determined by a majority of the votes cast on the question. All votes cast in favor of a given proposal, and all votes cast against it, are added together for a total sum of votes on that proposal. Abstentions and broker non-votes as to the proposal will not affect the outcome, as they will not be included in calculating the number of votes necessary for approval and will not count as votes cast for or against the question.

COST OF SOLICITING PROXIES

    The cost of this solicitation is being borne by Minerals Technologies. In addition to soliciting proxies through the mail using this Proxy Statement, we may solicit proxies by telephone, facsimile, electronic mail and personal contact. These solicitations will be made by our regular employees without additional compensation. We have also engaged Morrow & Co., Inc. to assist in this solicitation of proxies, and we have agreed to pay that firm $4,000 for its assistance, plus expenses.

STOCKHOLDER PROPOSALS

    The Compensation and Nominating Committee will consider nominations of candidates for director, and the Board of Directors will consider other items of business, which are proposed by stockholders. The by-laws describe the procedures which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders. These procedures provide that nominations for director and items of business to be introduced at an annual meeting of stockholders must be submitted in writing to the Secretary of Minerals Technologies at The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-1901. If intended to be considered at an annual meeting, the nomination or proposed item of business must be received not less than 70 days nor more than 90 days in advance of the first anniversary of the previous year's annual meeting. Therefore, for purposes of the 2002 annual meeting, any nomination or proposal must have been received between February 23 and March 15, 2002. With respect to any other meeting of stockholders, the nomination or item of business must be received not later than the close of business on the tenth day following the date of our public announcement of the date of the meeting.

    The nomination or item of business must contain:

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
  The name and address of the stockholder giving notice, as they appear in our books (and of the beneficial owner, if other than the stockholder, on whose behalf the proposal is made);

  The class and number of shares of stock owned of record or beneficially by the stockholder giving notice (and by the beneficial owner, if other than the stockholder, on whose behalf the proposal is made);

  A representation that the stockholder is a holder of record of stock entitled to vote at the meeting, and intends to appear at the meeting in person or by proxy to make the proposal; and

  A representation whether the stockholder (or beneficial owner, if any) intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of outstanding stock required to elect the nominee or approve the proposal and/or otherwise solicit proxies from stockholders in support of the nomination or proposal.

    Any notice regarding the introduction of an item of business at a meeting of stockholders must also include:

  A brief description of the business desired to be brought before the meeting;

  The reason for conducting the business at the meeting;

  Any material interest in the item of business of the stockholder giving notice (and of the beneficial owner, if other than the stockholder, on whose behalf the proposal is made); and

  If the business includes a proposal to amend the by-laws, the language of the proposed amendment.

  Any nomination of a candidate for director must also include:

  A signed consent of the nominee to serve as a director, if elected;

  The name, age, business address, residence address and principal occupation or employment of the nominee;

  The number of shares of Minerals Technologies common stock beneficially owned by the nominee; and

  Any additional information that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of that nominee as a director.

    Under the rules of the Securities and Exchange Commission, if a stockholder proposal intended to be presented at the 2002 Annual Meeting is to be included in the proxy statement and form of proxy relating to that meeting, we must receive the proposal at our principal executive office no later than December 5, 2001.

                                          By order of the Board of Directors,

                                          S. Garrett Gray

                                          S. Garrett Gray
                                          Secretary

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
                                                                      APPENDIX 1

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         OF MINERALS TECHNOLOGIES INC.

I. PURPOSE

    The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties are to:

    1. Serve as an independent and objective party to monitor the Company's financial reporting processes, internal control system, and legal compliance system;

    2. Review and appraise the audit efforts of the Company's independent auditors and internal auditing department; and 3. Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board.

To fulfill these duties, the Audit Committee shall have the powers enumerated in Sections IV and V, below.

II. MEMBERSHIP

    The Audit Committee shall be composed of three or more directors as determined by the Board, each of whom shall be an independent director free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of determining whether or not a director is independent, the Board shall, at a minimum, apply the standard set forth in Section 303.01(B)(3) of the Listed Company Manual of the New York Stock Exchange. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communications, the Committee should meet at least annually with management, the director of the internal auditing department, and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least the Chair should meet with the independent auditors and management quarterly to review the Company's quarterly financial statements, and the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61, prior to their filing or prior to the release of earnings reports.

                                      A1-1

IV. GENERAL POWERS

    The general powers of the Audit Committee shall be:

     1. Overseeing management's maintenance of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

     2. Overseeing management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning within the Company; and

     3. Overseeing management's establishment and maintenance of processes to assure compliance by the Company with all applicable laws, regulations, and Company policy.

V. SPECIFIC POWERS

    The specific powers of the Audit Committee shall be:

     1. Holding such regular meetings as may be necessary and such special meetings as may be called by its Chairman or at the request of the public accounting firm serving as the Company's independent auditors or of the Corporate Controller;

     2.  Creating an agenda for the ensuing year;

     3. Reviewing the performance of the Company's independent auditors and recommending annually to the Board of Directors for submission to the stockholders of the Company a public accounting firm for appointment as the Company's independent auditors; requesting from the independent auditors annually, a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard Number 1; discussing with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; recommending that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the independent auditors' independence; and, subject to any action that may be taken by the full Board, terminating the independent auditors when and if such action shall, in the opinion of the Committee, be appropriate;

     4. Conferring with the independent auditors and the internal auditing department concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent auditors' annual engagement letter; reviewing and approving the Company's internal audit charter, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

     5. Reviewing with management, the independent auditors, and the internal auditing department significant risks and exposures, audit activities, and significant audit findings;

     6. Reviewing the range and cost of audit and non-audit services performed by the independent auditors and approving in advance any non-audit service projects anticipated to exceed $100,000 in cost;

     7. Being available during the course of the audit or at other times, either as a group or individually, to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company or its subsidiaries;

     8. Receiving copies of the annual comments from the independent auditors on accounting procedures and systems of control, summarizing findings at all Company locations, subsequent to the completion of the audit; and reviewing with the independent auditors any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries;

     9. Reviewing with management and the independent auditors the Company's audited financial statements and the independent auditors' opinion with respect to such financial statements, and its quarterly financial statements, including the nature and extent of any significant

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         changes in accounting principles or the application thereof and the matters required to be discussed by SAS No. 61;

    10. Making or causing to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal control and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, taking such action with respect thereto as it shall deem appropriate;

    11. Reviewing the results of audits from the independent auditors and the internal auditors regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries, ensuring programs are in place to implement all accepted recommendations made by the independent auditors and the internal auditors, and reviewing the correction of controls deemed to be deficient;

    12. Providing an independent, direct communication between the Board of Directors, independent auditors, and the internal auditing department;

    13. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

    14. Reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company's Summary of Policies on Business Conduct and the results of confirmations and violations of those Policies;

    15. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations, including, but not limited to the Foreign Corrupt Practices Act, and monitoring the results of these compliance efforts;

    16. Reviewing the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions;

    17. Reporting through its Chairman to the Board of Directors following its meetings and activities;

    18.  Maintaining minutes or other records of its meetings and activities;

    19. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

    20. Conducting or authorizing investigations into any matters within its scope of responsibilities and utilizing the assistance of independent counsel, accountants, or others as it may, in its sole discretion, determine to be advisable; and

    21. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as it may, in its sole discretion, determine to be advisable.

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                                                                      APPENDIX 2

                           MINERALS TECHNOLOGIES INC.
                      2001 STOCK AWARD AND INCENTIVE PLAN

    1. PURPOSE. The purpose of this 2001 Stock Award and Incentive Plan (the 'Plan') is to aid Minerals Technologies Inc., a Delaware corporation (the 'Company'), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

    2. DEFINITIONS. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

        (a) 'Annual Incentive Award' means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

        (b) 'Award' means any Option, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

        (c) 'Beneficiary' means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the 'Beneficiary' instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to the written consent of such spouse.

        (d)  'Board' means the Company's Board of Directors.

        (e) 'Change in Control' and related terms have the meanings specified in Section 9.

        (f) 'Code' means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

        (g) 'Committee' means the Compensation and Nominating Committee of the Board; provided, however, that, directors appointed or serving as members of the Committee shall not be employees of the Company or any subsidiary or affiliate. In appointing members of the Committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee. The full Board may perform any function of the Committee hereunder, in which case the term 'Committee' shall refer to the Board.

        (h) 'Covered Employee' means an Eligible Person who is a Covered Employee as specified in Section 11(j).

        (i)  'Deferred Stock' means a right, granted to a Participant under
    Section 6(e), to receive Stock or Other Stock-Based Awards or a combination thereof at the end of a specified deferral period.

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        (j)  'Dividend Equivalent' means a right, granted to a Participant under
    Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

        (k)  'Effective Date' means the effective date specified in Section
    11(p).

        (l)  'Eligible Person' has the meaning specified in Section 5.

        (m) 'Exchange Act' means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

        (n) 'Fair Market Value' means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the average of the high and low sales prices per share of Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which Stock is traded on the day on which the Award of such Stock is made or, if there is no sale on that day, then on the next day on which a sale is reported.

        (o) 'Incentive Stock Option' or 'ISO' means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

        (p) 'Option' means a right, granted to a Participant under Section 6(b), to purchase Stock or Other Stock-Based Awards at a specified price during specified time periods.

        (q) 'Other Stock-Based Awards' means Awards granted to a Participant under Section 6(h).

        (r) 'Participant' means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

        (s) 'Performance Award' means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

        (t) 'Preexisting Plan' means the Stock and Incentive Plan of Minerals Technologies Inc. (as amended and restated as of February 22, 2001).

        (u) 'Qualified Member' means a member of the Committee who is a 'Non-Employee Director' within the meaning of Rule 16b-3(b)(3) and an 'outside director' within the meaning of Regulation 1.162-27 under Code
    Section 162(m).

        (v)  'Restricted Stock' means Stock granted to a Participant under
    Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

        (w) 'Rule 16b-3' means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        (x) 'Stock' means the Company's Common Stock, par value $0.10 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

3. ADMINISTRATION.

    (a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or the deferral period relating to Awards shall lapse or terminate; the acceleration of any such dates, the expiration date of any Award; whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property; and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or

                                      A2-2
setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b), and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

    (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as 'performance-based compensation' within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to
Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as 'performance-based compensation' under Code
Section 162(m) to fail to so qualify.

    (c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. STOCK SUBJECT TO PLAN.

    (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 500,000 shares, plus (ii) the number of shares that, immediately prior to the Effective Date, remain available for issuance under the Preexisting Plan (1,017,268 shares) plus (iii) the number of shares subject to awards under the Preexisting Plan which become available in accordance with Section 4(b) after the Effective Date plus (iv) 15% of the number of shares issued or delivered by the Company during the term of the Plan other than issuances or deliveries under the Plan or other incentive compensation plans of the Company; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed the number specified under clause (i) plus the number specified under clause (ii) above; and provided further, that the total number of shares which

                                      A2-3
may be issued and delivered in connection with Awards other than Options shall not exceed 15% of the total number of shares reserved under the Plan. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

    (b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award or an award under the Preexisting Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award or Preexisting Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award or Preexisting Plan award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

    5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an 'Eligible Person' means an employee of the Company or any subsidiary or affiliate, including any executive officer, a non-employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as 'performance-based compensation' under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), or 6(g) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under
Section 6(f) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 500,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 7 not related to an Award specified in Section 6), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $3 million plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) 'earning' means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

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
6. SPECIFIC TERMS OF AWARDS.

    (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

    (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

        (i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Sections 6(f) and 8(a).

        (ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 11(k)), including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations of Participants to make payment on a deferred basis, such as through 'cashless exercise' arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option 'profit,' at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

        (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date.

        (iv) Non-Employee Director Option Grants. At any time that the Compensation and Nominating Committee grants across-the-board options to employees, Non-Employee Directors shall also be granted options, using the same ratio of number of options granted to amount of compensation as is used in determining options granted to employees in the across-the-board option grant. For this purpose, the Non-Employee Director's compensation in the prior year shall be used, with any units included in such compensation valued as of the date of their award.

    (c) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

        (i) Grant and Restrictions. In addition to any restrictions imposed by law, Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

                                      A2-5



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        (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

        (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

        (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

    (d) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

        (i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock rights may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(k)), as determined by the Committee at the date of grant or thereafter.

        (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

        (iii) Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

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
    (e) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

    (f) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

    (g) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

    (h) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7. PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS.

    (a) Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7. Performance Awards may be denominated as a cash amount, a number of shares of Stock, or a specified number of other Awards (or a combination of the foregoing) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as 'performance-based compensation' under Code Section 162(m).

    (b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as 'performance-based compensation' for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b). Such Performance Awards shall be subject to the per-person maximum limitation set forth in Section 5.

        (i) Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations

                                      A2-7
    thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being 'substantially uncertain.' The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

        (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) net sales; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items, (3) net income or net income per common share (basic or diluted); (4) return on assets, return on invested capital, return on total capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic value created; (8) operating margin, or profit margin; (9) stock price or total stockholder return; and
    (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

        (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

        (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

        (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as 'performance-based compensation' for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

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
    (c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as 'performance-based compensation' for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(c).

        (i) Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in
    Section 5.

        (ii) Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

    (d) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under
Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

    (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to
Section 11(k), the Committee may determine that, in granting a new Award, the in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any Option, or purchase price of any other Award.

    (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in
Section 6(b)(ii).

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
    (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Section 11(k)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (subject to Section 11(k)). Installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

    (d) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall use reasonable efforts to implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 11(k)) in order to avoid a Participant who is subject to
Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

    (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate, if any, to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

    (f) Limitation on Vesting of Certain Awards. Restricted Stock will vest over a minimum period of one year except in the event of a Participant's death, disability, or retirement, or in the event of a Change in Control or other special circumstances.

9. CHANGE IN CONTROL.

    (a) Effect of 'Change in Control' on Non-Performance Based Awards. In the event of a 'Change in Control,' the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

        (i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in
    Section 11(a);

        (ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain

                                     A2-10
    exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for 'cause' (as defined in any employment or severance agreement between the Company or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 11(a); and

        (iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

    (b) Effect of 'Change in Control' on Performance-Based Awards. In the event of a 'Change in Control,' with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

    (c) Definition of 'Change in Control.' A 'Change in Control' shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

        (i) Any 'person,' as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires voting securities of the Company and immediately thereafter is a '15% Beneficial Owner.' For purposes of this provision, a '15% Beneficial Owner' shall mean a person who is the 'beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then-outstanding voting securities; provided that the term '15% Beneficial Owner' shall not include any person who, at all times following such an acquisition of securities, remains eligible to file a
    Schedule 13G pursuant to Rule 13d-1(b) under the Exchange Act, or remains exempt from filing a Schedule 13D under Section 13(d)(6)(b) of the Exchange Act, with respect to all classes of Company voting securities;

        (ii) During any period of two consecutive years commencing on or after the Effective Date, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person (as defined above) who has entered into an agreement with the Company to effect a transaction described in subsections (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the 'Continuing Directors') cease for any reason to constitute at least a majority thereof;

        (iii) The shareholders of the Company have approved a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 60% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation

                                     A2-11
    of relative voting power) shall be deemed to be satisfied if the failure to meet such 60% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company, such surviving entity or a subsidiary thereof; and provided further, that, if consummation of the corporate transaction referred to in this Section 9(c)(iii) is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency or approval of the shareholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied;

        (iv) The shareholders of the Company have approved a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); provided that, if consummation of the transaction referred to in this Section 9(c)(iv) is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency or approval of the shareholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied; and

        (v) any other event which the Board of Directors of the Company determines shall constitute a Change in Control for purposes of this Plan;

provided that a Change in Control shall not be deemed to have occurred if, prior to the later of occurrence of the specified event that would otherwise constitute a Change in Control under paragraphs (i) through (iv) hereof or the expiration of seven days after the Company has obtained actual notice that such an event has occurred, the Continuing Directors of the Company then in office, by a majority vote thereof, determine that the occurrence of such specified event shall not be deemed to be a Change in Control hereunder or shall not be deemed to be a Change in Control with respect to a particular Participant.

    (d) Definition of 'Change in Control Price.' The 'Change in Control Price' means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

10. ADDITIONAL AWARD FORFEITURE PROVISIONS

    (a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i),
(ii), or (iii) occurs (a 'Forfeiture Event'), all of the following forfeitures will result:

        (i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

        (ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the Participant's employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term 'Award Gain' shall mean (i), in respect of a given Option exercise, the product

                                     A2-12
    of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

    (b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant's employment by the Company or a subsidiary or affiliate or during the one-year period following termination of such employment:

        (i) The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, or other company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

        (ii) The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company's current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

        (iii) The Participant fails to cooperate with the Company or any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

    (c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an

                                     A2-13
activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 10(a) and 10(b).

    (d) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11. GENERAL PROVISIONS.

    (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

    (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

    (c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed

                                     A2-14
appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as 'performance-based compensation' under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as 'performance-based compensation' under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options granted to Covered Employees and intended to qualify as 'performance-based compensation' under Code Section 162(m) and regulations thereunder.

    (d) Tax Provisions.

        (i) Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

        (ii) Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

        (iii) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

    (e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or

                                     A2-15
quoted or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan or materially increase the benefits to Participants under the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. Without the approval of stockholders, the Committee will not amend or replace previously granted Options in a transaction that constitutes a 'repricing,' as such term is used in Instruction 3 to Item 402(b)(2)(iv) of Regulation S-K, as promulgated by the Securities and Exchange Commission. With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

    (f) Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

    (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an 'unfunded' plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the 'unfunded' status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

    (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

    (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    (j) Compliance with Code Section 162(m). It is the intent of the Company that Options granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified 'performance-based compensation' within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and
(d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is

                                     A2-16
inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

    (k) Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee's authority under the Plan (including under Sections 8(c), 8(d), 11(c) and 11(d)) is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to 'variable' accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such 'variable' accounting. In addition, other provisions of the Plan notwithstanding, (i) if any right under this Plan would cause a transaction to be ineligible for pooling-of-interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, such right shall be automatically adjusted so that pooling-of-interests accounting shall be available, including by substituting Stock or cash having a Fair Market Value equal to any cash or Stock otherwise payable in respect of any right to cash which would cause the transaction to be ineligible for pooling-of-interests accounting, and (ii) if the authority of the Continuing Directors to determine that an event shall not constitute a Change in Control or other authority under Section 9(c) would cause a transaction to be ineligible for pooling-of-interests accounting that would, but for such authority, be eligible for such accounting treatment, such authority shall be limited to the extent necessary so that such transaction would be eligible for pooling-of-interests accounting.

    (l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

    (m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

    (n) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

    (o) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to

                                     A2-17
be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

    (p) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

                                     A2-18

                                                                     MLTCM-PS-01

                                   Appendix 1


COMMON STOCK             MINERALS TECHNOLOGIES INC.               COMMON STOCK

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints C. Dee, S.G. Gray and N.M. Bardach, or any of them, as Proxies to vote at the Annual Meeting of Stockholders of Minerals Technologies Inc. on May 24, 2001 and any adjournments or postponements thereof, on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares FOR all proposals.

     PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

   Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer, who should state his or her title.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-----------------------------------        ----------------------------------

-----------------------------------        ----------------------------------

-----------------------------------        ----------------------------------

 DETACH CARD                                                       DETACH CARD



                           MINERALS TECHNOLOGIES INC.

               Dear Stockholder:

               Please take note of the important information enclosed with this Proxy Ballot.

               Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

               Please mark the boxes on the proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet.

               Your vote must be received prior to the Annual Meeting of Stockholders, May 24, 2001.

               Thank you in advance for your prompt consideration of these matters.

               Sincerely,

               Minerals Technologies Inc.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                           MINERALS TECHNOLOGIES INC.

                                  COMMON STOCK

 CONTROL NUMBER:
 RECORD DATE SHARES:

                                                       -----------------------
 Please be sure to sign and date this Proxy.            Date
------------------------------------------------------------------------------


----------------------Participant sign here-----------------------------------

DETACH CARD

   Vote by Telephone

   It's fast, convenient, and immediate!
   Call Toll-Free on a  Touch-Tone Phone

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.

3. Enter your Control Number located on this Proxy Card.

4. Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

1. Election of Directors, Nominees:

(01) John B. Curcio                For All Nominees  Withhold  For All Except
(02) William C. Steere, Jr.             [ ]            [ ]          [ ]

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                        For           Against     Abstain
2. Ratification of appointment          [ ]            [ ]         [ ]
   of auditors.

3. Ratification of 2001 Stock
   Award and Incentive Plan.            [ ]            [ ]         [ ]

   Mark box at right if an address change or comment
   has been noted on the reverse side of this card.                [ ]

                                                                DETACH CARD

Vote by Internet

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website
   http://www.eproxyvote.com/mtx

3. Enter your Control Number located on this Proxy Card.

4. Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/mtx anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet

 401K                  MINERALS TECHNOLOGIES INC.                        401K

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints C. Dee, S.G. Gray and N.M. Bardach, or any of them, as Proxies to vote at the Annual Meeting of Stockholders of Minerals Technologies Inc. on May 24, 2001 and any adjournments or postponements thereof, on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares FOR all proposals.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer, who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------------           ----------------------------------

----------------------------------           ----------------------------------

----------------------------------           ----------------------------------

DETACH CARD                                                        DETACH CARD


                           MINERALS TECHNOLOGIES INC.

     Dear Participant,

     Please take note of the important information enclosed with this Proxy Ballot.

     Under the Minerals Technologies Inc. Savings and Investment Plan, a participant may instruct the Trustee to vote at the Minerals Technologies Inc. Annual Meeting of Stockholders the shares which are allocable to or owned by his or her account.

     If you wish to instruct the Trustee how to vote such shares, please mark the boxes on the proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also direct the Trustee by telephone or via the Internet. The Trustee will vote any undirected shares of the Company's stock held by it in direct proportion to the voting of shares for which instructions have been received.

     Your vote must be received prior to the Annual Meeting of Stockholders, May 24, 2001.

     Thank you in advance for your prompt consideration of these matters.

     Sincerely,

     Minerals Technologies Inc.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                           MINERALS TECHNOLOGIES INC.

                                      401K

CONTROL NUMBER:
RECORD DATE SHARES:

                                                       -----------------------
 Please be sure to sign and date this Proxy.            Date
------------------------------------------------------------------------------


----------------------Participant sign here-----------------------------------

DETACH CARD

Vote by Telephone

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

 1. Read the accompanying Proxy Statement and Proxy Card.

 2. Call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683).
    There is NO CHARGE for this call.

 3. Enter your Control Number located on this Proxy Card.

 4. Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!


 1. Election of Directors. Nominees:

(01) John B. Curcio                For All Nominees  Withhold  For All Except
(02) William C. Steere, Jr.             [ ]            [ ]          [ ]

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                        For           Against     Abstain
2. Ratification of appointment          [ ]            [ ]         [ ]
   of auditors.

3. Ratification of 2001 Stock
   Award and Incentive Plan.            [ ]            [ ]         [ ]

   Mark box at right if an address change or comment
   has been noted on the reverse side of this card.                [ ]

                                                                  DETACH CARD

  Vote by Internet

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website
   http://www.eproxyvote.com/mtx

3. Enter your Control Number located on this Proxy Card.

4. Follow the instructions provided.

Your vote is important!

Go to http://www.eproxyvote.com/mtx anytime!

  Do not return your Proxy Card if you are voting by Telephone or Internet